Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement is made and entered into as of March 31, 2010 (as amended, modified or supplemented from time to time, this “Agreement”) by and between, Technology Research Corporation, a Florida corporation (the “Company”), and each securityholder identified on the signature pages hereto (each, including its successors and assigns, a “Holder” and collectively the “Holders”).  Holders have formed Hosea II, LLC, a Florida limited liability company (“Hosea”), to hold and distribute the proceeds of the Purchase Agreement, as defined below.  Accordingly, Hosea will enter into this Agreement at closing of the Purchase Agreement and will be deemed to be a Holder for purposes of this Agreement.

This Agreement is made pursuant to the Stock Purchase Agreement, dated as of the date hereof between the Sellers and the Buyer (as defined therein) (the “Purchase Agreement”).

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means shares of the Company’s common stock, par value $0.51 per share.

“Company” has the meaning given to such term in the Preamble hereto.

 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Holder” or “Holders” means the Sellers identified in the Purchase Agreement to the extent any of them hold Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 7(c).

“Indemnifying Party” has the meaning set forth in Section 7(c).

 “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the TRC Shares that have become fully vested and any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the TRC Shares; provided, however, that Registrable Securities shall not include any shares of Common Stock which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned.  The term “Registrable Securities” shall include only those Registrable Securities that are issued and outstanding as of the Closing Date or issued as replacement shares of Common Stock for such Registrable Securities.

“Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requesting Holders” has the meaning set forth in Section 3(a).

“Requested Stock” has the meaning set forth in Section 3(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

“TRC Shares” means shares of Common Stock issued by the Company to the Holders pursuant to the Purchase Agreement.

2. Registration Rights.

(a) Demand Registration.  Upon the written request delivered to the Company (a “Notice”) of the Holders of at least one-third (1/3) of the Shares of the then-outstanding and fully vested Registrable Securities, the Company shall file with the Commission, as soon as reasonably practicable following the receipt of the Notice, a Registration Statement under the Securities Act providing for the resale of the Registrable Securities (which may, at the option of the Holders giving such Notice, be a Registration Statement under the Securities Act that provides for the resale of the Registrable Securities pursuant to Rule 415 from time to time by the Holders).  The Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission as soon as reasonably practicable after the initial filing of the Registration Statement.  Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement.  The Company shall use its commercially reasonable efforts to cause each Registration Statement filed pursuant to this Section 2 to be continuously effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”).  Each Registration Statement when effective (and the documents incorporated therein by reference) shall comply in all material respects as to form with all applicable requirements of the Securities Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Company shall be required to file no more than two Registration Statements requested by the Holders..

(b) Delay Rights.  If the Company determines that its compliance with its obligations under this Section 2 would be materially detrimental to the Company because such registration would (a) materially interfere with a significant acquisition, reorganization or other similar transaction involving the Company, (b) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (c) render the Company unable to comply with applicable securities laws, then the Company shall have the right to postpone compliance with its obligations under Section 2(a) for a period of not more than six months, provided, that such right pursuant to this Section 2(b) may not be utilized more than once in any 12-month period.

(c) Other Securities.  The Company may include in any registration other securities for sale for its own account or for the account of any other person; provided that, if the underwriter for the offering shall determine that the number of shares proposed to be offered in such offering would be reasonably likely to adversely affect such offering, then the securities to be sold by the Holders shall be included in such registration before any securities proposed to be sold for the account of the Company or any other person.

(d) Cooperation by Holders.  The Company shall have no obligation to include in a Registration Statement the Registrable Securities of a selling Holder who has failed to timely furnish such information that, in the opinion of counsel to the Company, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

3. Piggy-Back Registration.

(a) If at any time after the Closing Date, the Company proposes to register any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8, or any successor or similar forms or a registration on any form that does not permit secondary sales), whether for the account of the Company or otherwise, it will promptly, but not later than thirty (30) days before the anticipated date of filing such registration statement, give written notice to all record holders of the Registrable Securities.  Upon the written request from any Holders (the “Requesting Holders”) within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all of the Registrable Securities covered by such request (the “Requested Stock”) held by the Requesting Holders to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Requested Stock; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration.

(b) If any registration pursuant to Section 3(a) shall be underwritten in whole or in part, the Company may require that the Requested Stock be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.  In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement in customary form containing standard representations and warranties by the selling stockholders.  If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Requested Stock would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the Requesting Holders and all other holders of registration rights who have requested inclusion of their securities or excluded in their entirety if so required by the underwriter.  To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering and any other securities of the Company held by such holders shall be withheld from the market by the Holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.  The obligation of the Company under Section 3(a) shall not apply after the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to Rule 144 or an effective registration statement, or (ii) such time as the Registrable Securities are eligible for immediate resale pursuant to Rule 144(b)(1) under the Securities Act to the Holders.

(c) If the registration statement is an offering to be made on a continuous basis pursuant to Rule 415 and is not on a Form S-3, and the Commission advises the Company that all of the Requested Stock may not be included under Rule 415(a)(i), then the number of shares of Requested Stock otherwise to be included in such registration statement may be reduced pro rata (by number of shares) among the Requesting Holders and all other holders of registration rights who have requested inclusion of their securities to an amount to which is permitted by the Commission for resale under Rule 415(a)(i).

(d) If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(e) If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.  For any Holder which is a partnership or corporation, the partners, stockholders, subsidiaries, parents and affiliates of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single “Holder”, and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder”, as defined in this sentence.

(f) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as reasonably possible:

(a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, respond as promptly as reasonably possible to any comments received from the Commission, and use its best efforts to cause such Registration Statement to become and remain effective, and promptly provide to the Holders copies of all filings and Commission letters of comment relating thereto and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by the Holders, the exhibits incorporated by reference, and the Holders shall have the opportunity to object to any information pertaining to itself that is contained therein and the Company will make the corrections reasonably requested by the Holders with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective for the Effectiveness Period;

(c) furnish to the Holders such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus and any amendments and supplements to the Registration Statement and the Prospectus) and such other documents as the Holders reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

(d) use its best efforts to register or qualify the Holder’s Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Holders may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdiction of the Registrable Securities; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

(f) immediately notify the Holders at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Holders, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading;

(g) to the extent pertinent to the registration and sale of the Registrable Securities under the Registration Statement, make available for inspection by the Holders and any attorney, accountant or other agent retained by the Holders, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and, to the extent pertinent to the registration and sale of the Registrable Securities under the Registration Statement, cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Holders;

(h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(i) if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement, letters from the Company’s independent certified public accountants addressed to the Holders (unless the Holders does not provide to such accountants the appropriate representation letter required by rules governing the accounting profession) stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be; and

(j) at all times after the Company has filed a Registration Statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and take such further action as the Holders may reasonably request, all to the extent required to enable the Holders to be eligible to sell Registrable Securities pursuant to Rule 144 (or any similar rule then in effect).

5. Registration Expenses.  Subject to the limitation set forth below, all expenses relating to the Company’s compliance with Sections 2, 3 and 4 hereof, including, without limitation, all registration, filing and listing application fees, costs of distributing any prospectuses and supplements thereto, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, Nasdaq listing fees, fees of transfer agents and registrars, fees (collectively, the “Registration Expenses”) shall be paid by the Company.  The Company shall not be obligated to pay more than $30,000 for such Registration Expenses.  All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall only be responsible for the Registration Expenses provided for in this Agreement.  The obligation of the Company to bear the expenses described above shall apply irrespective of whether a registration becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur.

6. Termination of Registration Rights.  All registration rights granted under this Section 6 shall terminate and be of no further force and effect forty-two (42) months after the closing date of the Purchase Agreement.

7. Indemnification.

(a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, and its officers, directors and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable “blue sky” laws, and will reimburse each Holder, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder or any such person in writing specifically for use in any such document.

(b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, the Holders will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Holders to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Holders will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Holders specifically for use in any such document.  Notwithstanding the provisions of this paragraph, the Holders shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Holders in respect of Registrable Securities in connection with any such registration under the Securities Act.

(c) Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 7(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 7(c) if and to the extent the Indemnifying Party is prejudiced by such omission.  In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 7(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel; provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

(d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Holders, or any officer, director or controlling person of the Holders, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Holders or such officer, director or controlling person of the Holders in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and the Holders will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Holders is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement; provided, however, that, in any such case, (A) the Holders will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding anything in this Section 7 to the contrary, an Indemnifying Party shall not be required to indemnify an Indemnified Party for any amounts in excess of $2,500,000.

(f) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

8. Underwriter Requested Restrictions.  Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any TRC Shares held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed ten (10) day prior and one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that all officers and directors of the Company and holders of at least five percent (5%) of the Company's voting securities enter into similar agreements and only if such Persons remain subject thereto (and are not released from such agreement) for such 180 day period.  Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.

In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act.

The obligations described in this Section 8 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the TRC Shares subject to the foregoing restriction until the end of said one hundred eighty (180) day period.  Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by this Section 8.

9. Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Commission Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(b) file with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

10. Miscellaneous.

(a) Remedies.  In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(b) Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of TRC Shares pursuant to any Registration Statement.

(c) Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(d) Notices.  Any notice or request hereunder may be given to the Company or the Holders at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 10(d). Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail, Federal Express or other national overnight next day carrier (collectively, “Courier”) or telecopy (confirmed by mail).  Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with the overnight mail carrier, in the case of a Courier, the next business day following timely delivery of the package with the Courier, and, in the case of a telecopy, when confirmed. The address for such notices and communications shall be as follows:

If to the Company:                                Technology Research Corporation
5250 140th Avenue North
Clearwater, FL 33760
Fax:  (727) 535-4828
Attention:  Thomas G. Archbold, Chief Financial Officer

If to Holders:	To the address set forth under Holder’s name on the signature page hereto

If to any other Person who is
then the registered Holder:
To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter in accordance with this Section 10(d) by such Person.

(e) Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder in the manner and to the persons and entities as permitted under the TRC Shares.

(f) Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement.  In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or electronic signature were the original thereof.

(g) Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. The Company and Holders hereby consent and agree that the state or federal courts located in the County of Pinellas, State of Florida shall have exclusive jurisdiction to hear and determine any proceeding between the Company, on the one hand, and the Holders, on the other hand, pertaining to this Agreement or to any matter arising out of or related to this Agreement.

(h) Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature pages follows.]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

THE COMPANY:

TECHNOLOGY RESEARCH CORPORATION

/s/	Owen Farren
Owen Farren
Chief Executive Officer

HOLDERS:

HOSEA PARTNERS, LTD., a Florida limited
partnership

/s/	Roger M. Boatman
Roger M. Boatman
General Partner

Address for Notices to Hosea Partners, Ltd.:

/s/	Roger M. Boatman
Roger M. Boatman, as trustee of the Roger M.
Boatman Trust

Address for Notices to Boatman:

/s/	Melvin R. Hall
Melvin R. Hall, as Joint Tenant with Right of
Survivorship

/s/	Elsa G. Hall
Elsa G. Hall, as Joint Tenant with Right of
Survivorship

Address for Notices to Hall:

HOSEA II, LLC, a Florida limited liability company

/s/	Roger M. Boatman
Roger M. Boatman
Manager

Address for Notices to Hosea II, LLC: